THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated December 4, 2020

to the

THORNBURG FUNDS PROSPECTUS (THE “FEBRUARY 1 PROSPECTUS”)

dated February 1, 2020, as supplemented September 30, October 8 and October 19, 2020 and the

THORNBURG FUNDS PROSPECTUS (THE “SEPTEMBER 30 PROSPECTUS”)

dated September 30, 2020, as supplemented October 8 and October 26, 2020

Effective January 15, 2021, the following information replaces the sub-section relating to Ameriprise Financial in the “Appendix A - Sales Charge Waivers Offered by Financial Intermediaries” section on page 132 of the February 1 Prospectus and on page 104 the September 30 Prospectus:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the same Fund family).

•Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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